THE LAZARD FUNDS, INC.

Supplement to Prospectus dated May 1, 2001

The following information relates to the "Financial Highlights" section:

Notes to Financial Highlights:

*	Commencement of operations.
(a)	Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions, and no sales charge. Periods of less than one year are not annualized.
(b)	Annualized for periods of less than one year.
(c)	For period ended 12/31/00 and year ended 12/31/99, net investment income has been computed using the average shares method.
(d)	The amount shown for a share outstanding did not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchases of Portfolio Shares in relation to fluctuating market values of the investments of the Portfolio.

August 22, 2001